                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                Current Report


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):  July 29, 1996



                       Armstrong World Industries, Inc.
            (Exact name of registrant as specified in its charter)


        Pennsylvania                1-2116                      23-0366390
(State or other jurisdiction     (Commission                  (IRS Employer
     of incorporation)           File Number)             Identification Number)


     313 West Liberty Street, P.O. Box 3001, Lancaster, Pennsylvania   17604
                (Address of principal executive offices)             (ZIP Code)



      Registrant's telephone number, including area code:  (717) 397-0611

Item 5.  Other Events.

          This Form 8-K is being filed for the purpose of updating the description of the Company's capital stock, which is incorporated by reference into the Company's registration statements filed under the Securities Act of 1933, as amended, and for that purpose Exhibit 99 hereto is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit No.            Description              Reference
- -----------            -----------              ---------
99             Description of Capital Stock   Filed herewith




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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ARMSTRONG WORLD INDUSTRIES, INC.


Dated: July 29, 1996                        By:       /s/ L. A. Pulkrabek
                                               ---------------------------------
                                            L. A. Pulkrabek
                                            Senior Vice President, Secretary and
                                            General Counsel

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

                                 Exhibit Index
                                 -------------

                                              Sequential Page No. or
 Exhibit No.           Description                   Reference
 -----------           -----------                   ---------
99             Description of Capital Stock  Filed herewith at page 5.

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